                       SEMIANNUAL REPORT MARCH 31, 1999

                                 OPPENHEIMER

                                 LIMITED-TERM
                                  GOVERNMENT
                                     FUND

                                   [PHOTO]

                           [OPPENHEIMERFUNDS LOGO]
                           THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 An interview with
   Your Fund's
   Manager

11 Financial
   Statements

31 Officers and
   Trustees

32 Information and
   Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- DURING THE PERIOD, THE FUND OFFERED STRONG INCOME in a period of very low inflation.

- THE FEDERAL RESERVE BOARD LOWERED SHORT-TERM INTEREST RATES in an attempt to prevent the U.S. economy from entering a recession.

- BECAUSE THEY OFFERED VERY ATTRACTIVE YIELDS, we increased the proportion of mortgage-backed securities during the period.

CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 3/31/99


CLASS A

Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
1.70%           -1.86%
-----------------------------

CLASS B

Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
1.32%           -2.63%
-----------------------------

CLASS C

Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
1.32%           0.33%
-----------------------------

CLASS Y

Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
1.88%           1.88%
-----------------------------


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 3.50%. Class B return includes the applicable contingent deferred sales charge of 4%. Class C return includes the contingent deferred sales charge of 1%. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                   2  Oppenheimer Limited-Term Government Fund

[PHOTO]
JAMES C. SWAIN
Chairman
Oppenheimer
Limited-Term
Government Fund


[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Limited-Term
Government Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

The strength of the U.S. economy continues to surprise and concern many analysts. At a time when the majority of the world's economies are beleaguered by financial strain, the U.S. economy has been growing at a remarkable rate.

     With respect to the U.S. bond market, stronger than expected economic growth has triggered concerns that the Federal Reserve may raise key interest rates to forestall an acceleration of inflation. As a result, yields of longer term taxable bonds have risen from their October 1998 lows, when investors had bid up prices during the global "flight to quality." At the same time, tax-exempt bond prices and yields have remained relatively stable.

     In the U.S. stock market, it might appear at first glance that prices are rising as rapidly as the economy is growing. However, a closer look reveals that, with the exception of large-cap growth companies and the technology industry, most stock prices remained relatively flat through March 31. What's more, the disparity in valuations between large companies, which have led the market's advance, and smaller ones, which have lagged, has become historically wide.

     What do these observations mean for your investments? In our view, actively managed portfolios that are closely monitored by expert money managers may provide better returns than passive index investing in 1999. That's because selectivity is expected to be more critical to performance than it has been over the past few years. In a potentially overvalued stock market and rising interest-rate environment, the ability to identify the most promising securities could become paramount.

     Even though many equity investors may be tempted to focus their portfolio on the technology sector, we suggest a more prudent course: broad diversification beyond any single asset class, industry, capitalization range or geographic region. We believe that the risks of this investment environment require consideration of a broad range of investments and markets, including bonds. That way, if one market experiences setbacks, one or more of the others may help cushion the effects on your overall portfolio.

     No matter what the financial markets have in store, we resolve to continue working with your financial advisor to keep you apprised of potential risks and opportunities. Providing you with the market information, professionally managed investments and other resources you need to achieve your financial goals is an important part of our enduring commitment to you as The Right Way to Invest.

/s/ JAMES C. SWAIN                   /s/ BRIDGET A. MACASKILL

James C. Swain                       Bridget A. Macaskill
April 22, 1999



                   3  Oppenheimer Limited-Term Government Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE LAST SIX MONTHS?

Reflecting rising yields in the Treasury market, Oppenheimer Limited-Term Government Fund provided strong income during the six-month period that ended March 31,1999. At the same time, the Fund continued to offer very low credit risk with an average credit quality of AAA. The Fund's effective average maturity of 2 years helped to insulate the portfolio against price declines caused by rising interest rates.

COULD YOU EXPLAIN THE MOVEMENT IN INTEREST RATES DURING THE PERIOD?

Last fall, the Federal Reserve Board (the Fed) acted three times and cumulatively cut the federal funds rate, the interest rate the Fed charges banks to borrow, from 5.50% to 4.75%. Typically, cutting the federal funds rate can result in lower yields for Treasury bills, notes, and bonds; lower the returns on money market funds; and reduce corporate borrowing costs. At the time of the Fed's decisions, the fixed income market was in turmoil and it appeared that the U.S. economy could slip into a recession like many of its trading partners in Asia and Latin America.


                   4  Oppenheimer Limited-Term Government Fund

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
John Kowalik
(Portfolio Manager)
Leslie Falconio
Gina Palmieri

This time, the reduction of the federal funds rate resulted in an overall rise in interest rates, as the Fed's action signaled the willingness of the United States to help stabilize the global financial markets, which would slow recessions and possibly increase economic growth.


     By the beginning of 1999, it became clear that the U.S. economy was not sliding into a recession, but was continuing to grow. Indeed, the Gross Domestic Product rose at an annual rate of over 6% in the fourth quarter of 1998. Yields on longer term government bonds, which are set by the forces of supply and demand, continued to rise. This reflected investor concerns that a booming economy means inflation could be around the corner. When bond investors expect inflation, they demand higher yields to offset the potential erosion in their purchasing power. During the period, the market may have overreacted by pushing bond yields higher than is warranted, given the low level of inflation. As of March 31, the U.S. inflation rate remains low and global economic problems still exist, which could still slow down the U.S. economy.

                   5  Oppenheimer Limited-Term Government Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 3/31/99(1)

CLASS A

1 year  5  year   10 year
---------------------------
2.41%   5.31%     7.69%
---------------------------

CLASS B
                  Since
1 year  5 year    Inception
---------------------------
1.34%   5.09%     4.99%
---------------------------

CLASS C
                  Since
1 year  5 year    Inception
---------------------------
4.34%   N/A       6.04%
---------------------------

CLASS Y
                  Since
1 year  5 year    Inception
---------------------------
6.49%   N/A       6.13%
---------------------------



HOW DID THIS INTEREST RATE ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

On the one hand, rising interest rates caused bond prices to fall. Fortunately, this effect on bond prices was modest in the Fund because the average maturity is relatively short. On the other hand, rising yields can increase the amount of income produced by the Fund over time.

      In addition, mortgage-backed securities, which currently comprise about half the Fund's assets, generally outperform Treasury notes during a period of rising interest rates. As a result, the Fund produced a higher total return than many other funds that had lower percentages of mortgage-backed securities.


1.Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 3.50%. Class A shares were first publicly offered on 3/10/86. The Fund's maximum sales charge for Class A shares was higher prior to 2/23/94, so actual performance would have been lower. Class B returns include the applicable contingent deferred sales charge of 4% (1-year), 2% (5-year) and 1% (since inception on 5/3/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have been available since 2/1/95. Class Y shares have an inception date of 1/26/98 and are offered only to certain institutional investors under special agreement with the Distributor. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus. The Fund's investment policy of limiting average portfolio duration was adopted on 5/1/94, and the Fund had a different advisor prior to 4/7/90.


                  6  Oppenheimer Limited-Term Government Fund

WHAT HAS BEEN YOUR INVESTMENT STRATEGY
OVER THE PAST SIX MONTHS?

After cutting back during much of 1998, we have been adding to our allocation of mortgage-backed securities, including issues by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). This strategy, in which mortgages were increased from about 35% as of October 1998 to 45% as of March 31, 1999, has been a major positive factor in the Fund's performance. Mortgage-backed securities offer more yield than Treasury bonds to compensate holders for the risk that if interest rates were to fall suddenly, homeowners would likely refinance their mortgages at lower rates. Such a sudden drop took place last fall, and mortgages did not appreciate as much as Treasuries during this period. The market has stabilized and we believe that mortgages still offer good value relative to Treasuries.

WHAT TYPES OF MORTGAGES HAVE DONE THE BEST?

The Fund can buy fractional interests in large pools of residential or commercial mortgages, in the form of collateral mortgage obligations (CMOs), which have collateral to secure payment of interest and principal. Short-term CMOs have performed very well because they do not fluctuate in price as much as longer term mortgages, and they continue to yield much more than a comparable Treasury security.


                   7  Oppenheimer Limited-Term Government Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

STANDARDIZED YIELDS(2)
For the 30 Days Ended 3/31/99
----------------------
CLASS A         4.78%
----------------------
CLASS B         4.20
----------------------
CLASS C         4.20
----------------------
CLASS Y         5.29
----------------------


One significant advantage of owning short-term CMOs is their relatively low "extension risk." That is, the increased possibility that a mortgage will never be refinanced in an environment of rapidly rising interest rates. When mortgage securities increase in duration due to "extension," their sensitivity to changing interest rates increases, which can effect their market risk.

WHAT IS YOUR OUTLOOK OVER THE NEXT FEW MONTHS?

This portfolio has the best relative performance in an environment of stable interest rates. However, the U.S. economy has been so strong that inflation continues to be a concern. With unemployment at just 4.4%, wages are rising, and oil prices have recently rebounded sharply. If the economy does not slow down, then it may be just a matter of time before we see interest rates rise in anticipation of the Fed's tightening to reduce the high level of economic activity and the resulting pressure on prices. If that happens, then most bond portfolios will be under pressure from lower bond prices. However, Oppenheimer Limited-Term Government Fund is conservatively positioned because


2. Standardized yield is based on net investment income for the 30-day period ended March 31, 1999. Falling share prices will tend to artificially raise yields.


                   8  Oppenheimer Limited-Term Government Fund

CREDIT ALLOCATION(3)

[PIE CHART]

Treasury           50.5%
Gov't Agency       43.8
AAA                 5.7



of its short average maturity, so the prices of its securities will tend not to fall as much as longer maturity securities. In the meantime, our shareholders continue to enjoy strong income from a fund that is conservatively managed, two principal factors making Oppenheimer Limited-Term Government Fund part of The Right Way to Invest.


TOP FIVE HOLDINGS BY ISSUER(4)
---------------------------------------------------------
U.S. Notes & Bonds                                  50.5%
---------------------------------------------------------
Federal National Mortgage Assn.                     22.4
---------------------------------------------------------
Government National Mortgage Assn.                  12.3
---------------------------------------------------------
Federal Home Loan Mortgage Corp.                    10.5
---------------------------------------------------------
Repurchase Agreements                                4.3
---------------------------------------------------------


3. Portfolio data is as of March 31, 1999, is subject to change, and is dollar-weighted based on invested assets. The Fund may invest in securities of any maturity, including those issued by federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.

4. Portfolio is subject to change. Percentages are as of March 31, 1999, and are based on invested assets.


                   9  Oppenheimer Limited-Term Government Fund

FINANCIALS
--------------------------------------------------------------------------------






                   10  Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS  March 31, 1999 (Unaudited)


                                                           FACE       MARKET VALUE
                                                           AMOUNT     SEE NOTE 1
==================================================================================
MORTGAGE-BACKED OBLIGATIONS--46.3%
----------------------------------------------------------------------------------
GOVERNMENT AGENCY--46.3%
----------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--33.7%
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation
  Certificates:
Series 151, Cl. F, 9%, 5/15/21                          $  1,886,636  $  1,990,986
Series 1092, Cl. K, 8.50%, 6/15/21                         4,685,648     4,917,026
Series 1451, Cl. G, 7%, 9/15/06                            2,442,000     2,469,472
Series 1541, Cl. H, 7%, 10/15/22                           6,500,000     6,630,000
Series 2111, Cl. PH, 6.50%, 2/15/28                        3,000,000     3,000,000
Series 2113, Cl. MW, 6.50%, 1/15/29                        7,000,000     6,829,375
----------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations:
Series 2134, Cl. D, 6.50%, 3/1/29                         10,000,000    10,046,875
Series 2136, Cl. PQ, 6.50%, 3/1/29                         5,000,000     4,989,062
----------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
9.25%, 11/1/08                                               331,870       345,779
10%, 8/1/21                                                2,071,064     2,292,410
11.50%, 6/1/20                                               981,951     1,106,767
11.75%, 1/1/16                                               226,101       254,581
11.75%, 4/1/19                                             1,240,105     1,414,495
13%, 8/1/15                                                2,186,095     2,607,602
Series 1684, Cl. G, 6.50%, 3/15/23                        10,000,000    10,225,000
Series 1702-A, Cl. PD, 6.50%, 4/15/22                      6,250,000     6,361,312
Series 1797, Cl. D, 6.166%, 7/15/08                        5,000,000     4,976,550
----------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates,
Series 1914, Cl. G, 6.50%, 2/15/24                        10,000,000    10,034,300


                   11  Oppenheimer Limited-Term Government Fund


                                                       FACE           MARKET VALUE
                                                       AMOUNT         SEE NOTE 1
==================================================================================
FHLMC/FNMA/SPONSORED(CONTINUED)
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 164, Cl. A, 5.846%, 3/1/24(1)                   $  10,555,666  $  3,143,609
Series 176, Cl. IO, (3.301)%-38.64%, 6/1/26(1)            12,051,696     2,866,045
Series 183, Cl. IO, 9.368%-28.308%, 4/1/27(1)             10,425,762     2,485,893
Series 189, Cl. IO, 8.459%-9.311%, 11/1/27(1)             19,227,874     5,654,196
Series 192, Cl. IO, 17.244%-21.222%, 2/1/28(1)            17,469,289     4,621,174
Series 197, Cl. IO, 10.214%-15.287%, 4/1/28(1)            40,859,230    12,015,168
Series 199, Cl. IO, 13.931%-22.039%, 8/1/28(1)            52,750,829    14,943,322
Series 202, Cl. IO, 11.565%, 4/1/29(1)                     7,000,000     2,065,000
Series 294, Cl. 2, 8.817%, 2/1/28(1)                       2,346,396       578,533
Series 1627, Cl. PN, 11.864%, 9/15/22(1)                   4,000,000     1,035,000
----------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security,
Series 192, Cl. PO, 5.34%, 2/1/28(2)                       6,718,957     4,995,125
----------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.-Government National
Mortgage Assn., Gtd. Multiclass Mtg.
  Participation Certificates, Series 32,
  Cl. TG, 7%, 1/25/21                                      2,000,000     2,044,360
----------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 5/1/28-1/1/29                                     118,774,226   118,265,879
7%, 7/1/13-2/1/27                                         20,290,658    20,690,364
7%, 4/25/27(3)                                            18,000,000    18,250,380
7.50%, 6/1/25-8/1/25                                       4,591,750     4,719,555
9%, 8/1/19                                                   350,817       373,642
9.50%, 11/1/21                                               236,750       253,657
10.50%, 12/1/14                                              953,877     1,059,400
11%, 11/1/15-7/20/19                                      10,830,907    12,197,726
11.25%, 6/1/14                                               827,895       930,477
11.50%, 8/15/13-2/15/16                                    5,324,678     6,017,465
11.75%, 7/1/11-11/1/15                                       310,332       349,370
12%, 1/1/16-4/15/19                                        7,639,049     8,753,749
13%, 8/1/10-8/1/26                                         3,748,515     4,420,155
----------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1990-18, Cl. K, 9.60%, 3/25/20                       4,528,320     4,841,046
Trust 1992-34, Cl. G, 8%, 3/25/22                          2,940,000     3,059,423
Trust 1992-188, Cl. PG, 6.65%, 1/25/17                     3,385,641     3,393,023
Trust 1993-183, Cl. G, 6%, 1/25/19                         6,500,000     6,526,390
Trust 1994-27, Cl. PH, 6.50%, 9/25/22                      4,000,000     4,071,240
Trust 1994-51, Cl. PF, 6.50%, 1/25/23                      5,000,000     5,076,550
Trust 1997-63, Cl. PC, 6.50%, 3/18/26                      7,500,000     7,560,900


                   12  Oppenheimer Limited-Term Government Fund


                                                       FACE             MARKET VALUE
                                                       AMOUNT           SEE NOTE 1
------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED(CONTINUED)
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
8%, 1/1/23                                               $   129,163    $    134,615
12.50%, 12/1/15                                            1,814,343       2,132,421
Trust 1991-169, Cl. PK, 8%, 10/25/21                         595,000         616,753
Trust 1991-170, Cl. E, 8%, 12/25/06                        1,945,376       2,016,500
------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security, Trust 294,
Cl. 2, 9.032%-27.771%, 2/1/28(1)                          44,619,702      11,001,545
------------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 277, Cl. 1:
3.114%-4.726%, 2/1/28(2)                                   7,586,680       5,959,100
4.308%, 11/1/27(2)                                        18,071,510      15,016,296
12.712%, 4/1/27(2)                                         1,788,896       1,487,579
------------------------------------------------------------------------------------
Federal National Mortgage Assn., Stripped
Mtg.-Backed Security, Trust G, Cl. 2, 11.50%, 3/1/09       1,388,004       1,535,036
------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec.
  Nts., 5.25%, 1/15/09                                    20,000,000      19,112,400
                                                                        ------------
                                                                         426,761,653

------------------------------------------------------------------------------------
GNMA/GUARANTEED--12.6%
Government National Mortgage Assn.:
6.50%, 1/15/24                                             3,408,107       3,403,984
7%, 1/15/28-8/15/28                                        8,893,060       9,036,601
7.50%, 4/15/27(3)                                         68,000,000      70,050,880
7.50%, 10/15/25-9/15/28                                   51,290,185      52,881,353
8%, 9/15/07-10/15/28                                      10,276,945      10,715,911
8.50%, 9/15/21                                                26,054          27,590
9.50%, 9/15/17                                                77,227          83,038
10.50%, 1/15/16-7/15/21                                    1,571,825       1,722,171
11%, 5/15/99-10/20/19                                      3,153,932       3,537,815
11.50%, 1/15/13-5/15/13                                      305,834         337,870
13%, 2/15/11-9/15/14                                          35,257          40,641
Collateralized Mtg. Obligations, Gtd.
  Multiclass Mtg. Participation
  Certificates, Series 1997-5, Cl. PC, 7%, 10/20/25        8,000,000       8,182,480
                                                                        ------------
                                                                         160,020,334
                                                                        ============
Total Mortgage-Backed Obligations (Cost $580,252,724)                    586,781,987

                   13  Oppenheimer Limited-Term Government Fund

                                                                                 FACE          MARKET VALUE
                                                                                 AMOUNT        SEE NOTE 1
=============================================================================================================
U.S. GOVERNMENT OBLIGATIONS--51.7%
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
8.75%, 11/15/08(4)                                                              $   40,000,000   $ 45,250,000
9.875%, 11/15/15                                                                    10,250,000     14,596,646
6.109%, 11/15/18(5)                                                                 84,400,000     26,058,247
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.75%, 11/15/08                                                                      5,000,000      4,817,190
4.75%, 2/15/04                                                                      20,000,000     19,700,000
5.625%, 5/15/01                                                                     28,000,000     28,341,264
5.625%, 5/15/08                                                                     27,000,000     27,497,826
5.75%, 4/30/03                                                                      19,000,000     19,368,125
6.125%, 8/15/07                                                                      1,530,000      1,600,285
6.375%, 9/30/01                                                                      4,750,000      4,892,500
6.50%, 5/31/01                                                                      48,000,000     49,410,000
6.875%, 5/15/06                                                                      1,490,000      1,617,581
7.50%, 11/15/01                                                                     67,000,000     70,873,471
7.50%, 2/15/05                                                                      92,500,000    102,588,328
7.875%, 11/15/04                                                                    87,550,000     98,356,997
8.50%, 11/15/20                                                                     88,500,000     93,256,875
8.75%, 8/15/00(4)                                                                   44,550,000     46,749,656
                                                                                                 ------------
Total U.S. Government Obligations (Cost $662,074,431)                                             654,974,991

=============================================================================================================
REPURCHASE AGREEMENTS--4.4%
-------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital
Markets, 4.85%, dated 3/31/99, to be repurchased at
$55,407,464 on 4/1/99, collateralized by U.S. Treasury
Nts., 7.50%, 11/15/01, with a value of $31,770,345 and
U.S. Treasury Bills, 5/20/99, with a value of $24,797,052 (Cost $55,400,000)       55,400,000      55,400,000

-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,297,727,154)                                       102.4%  1,297,156,978
-------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (2.4)    (30,980,657)
                                                                                  -----------  --------------
NET ASSETS                                                                             100.0%  $1,266,176,321
                                                                                  ===========  ==============


                   14  Oppenheimer Limited-Term Government Fund

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

2. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

3. When-issued security to be delivered and settled after March 31, 1999.

4. Securities with an aggregate market value of $103,043,481 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.


                  15  Oppenheimer Limited-Term Government Fund

STATEMENT OF ASSETS AND LIABILITIES  March 31, 1999 (Unaudited)


==================================================================================
ASSETS

Investments, at value (cost $1,297,727,154)--see accompanying
  statement                                                         $1,297,156,978
----------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $60,977,510 sold on a
when-issued basis)--Note 1                                             129,754,078
Interest and principal paydowns                                         17,399,369
Shares of beneficial interest sold                                       8,001,203
Daily variation on futures contracts--Note 5                               328,092
Other                                                                      166,440
                                                                    --------------
Total assets                                                         1,452,806,160

==================================================================================
LIABILITIES
Bank overdraft                                                             219,229
----------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $149,563,635
purchased on a when-issued basis)--Note 1                              181,964,458
Shares of beneficial interest redeemed                                   2,089,256
Dividends                                                                1,236,526
Distribution and service plan fees                                         717,164
Transfer and shareholder servicing agent fees                              135,707
Custodian fees                                                              17,402
Other                                                                      250,097
                                                                    --------------
Total liabilities                                                      186,629,839

==================================================================================
NET ASSETS                                                          $1,266,176,321
                                                                    ==============

==================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                     $1,283,504,893
----------------------------------------------------------------------------------
Undistributed net investment income                                        276,065
----------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions               (17,182,336)
----------------------------------------------------------------------------------
Net unrealized depreciation on investments--Notes 3 and 5                 (422,301)
                                                                    --------------
Net assets                                                          $1,266,176,321
                                                                    ==============

                  16  Oppenheimer Limited-Term Government Fund

==================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$715,631,992 and 69,971,283 shares of beneficial interest outstanding)      $10.23
Maximum offering price per share (net asset value plus sales charge
of 3.50% of offering price)                                                 $10.60

----------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $358,661,898 and 35,075,228 shares of beneficial interest
outstanding)                                                                $10.23

----------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $191,881,439 and 18,791,282 shares of beneficial interest
outstanding)                                                                $10.21

----------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $992 and 97 shares of beneficial interest
outstanding)                                                                $10.23

See accompanying Notes to Financial Statements.

           17  Oppenheimer Limited-Term Government Fund

STATEMENT OF OPERATIONS  For the Six Months Ended March 31, 1999 (Unaudited)

==================================================================================
INVESTMENT INCOME
Interest                                                              $ 40,471,763

==================================================================================
EXPENSES
Management fees--Note 4                                                  2,430,974
----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                    818,515
Class B                                                                  1,593,871
Class C                                                                    846,603
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                    440,065
Class B                                                                    211,813
Class C                                                                    112,631
----------------------------------------------------------------------------------
Registration and filing fees                                               125,231
----------------------------------------------------------------------------------
Shareholder reports                                                        117,780
----------------------------------------------------------------------------------
Custodian fees and expenses                                                 24,831
----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                 15,389
----------------------------------------------------------------------------------
Accounting service fees--Note 4                                              6,094
----------------------------------------------------------------------------------
Insurance expenses                                                           4,157
----------------------------------------------------------------------------------
Trustees' compensation                                                       2,891
----------------------------------------------------------------------------------
Other                                                                       26,169
                                                                      ------------
Total expenses                                                           6,777,014

==================================================================================
NET INVESTMENT INCOME                                                   33,694,749

==================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments                                                             (6,668,086)
Closing of futures contracts                                             4,798,630
                                                                      ------------
Net realized loss                                                       (1,869,456)

----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments   (14,489,629)
                                                                      ------------
Net realized and unrealized loss                                       (16,359,085)

==================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 17,335,664
                                                                      ============

See accompanying Notes to Financial Statements.

            18  Oppenheimer Limited-Term Government Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                      SIX MONTHS ENDED     YEAR ENDED
                                                      MARCH 31, 1999       SEPTEMBER 30,
                                                      (UNAUDITED)          1998
=======================================================================================
OPERATIONS

Net investment income                                 $   33,694,749     $   55,975,556
---------------------------------------------------------------------------------------
Net realized loss                                         (1,869,456)        (5,166,494)
---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation    (14,489,629)        14,062,843
                                                        ------------       ------------
Net increase in net assets resulting from operations      17,335,664         64,871,905


=======================================================================================
DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                  (20,382,155)       (38,031,985)
Class B                                                   (8,513,201)       (12,153,183)
Class C                                                   (4,523,107)        (5,790,342)
Class Y                                                          (32)               (46)
---------------------------------------------------------------------------------------
Dividends in excess of net investment income:
Class A                                                           --         (1,307,734)
Class B                                                           --           (417,888)
Class C                                                           --           (199,101)
Class Y                                                           --                 (2)

=======================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                   90,169,523        106,066,201
Class B                                                   85,757,252         91,996,096
Class C                                                   50,710,340         69,044,172
Class Y                                                           --              1,000

=======================================================================================
NET ASSETS
Total increase                                           210,554,284        274,079,093
---------------------------------------------------------------------------------------
Beginning of period                                    1,055,622,037        781,542,944
                                                        ------------       ------------
End of period [including undistributed
  (overdistributed) net investment income of
  $276,065 and $(189), respectively]                  $1,266,176,321     $1,055,622,037
                                                      ===============    ==============

See accompanying Notes to Financial Statements.


            19  Oppenheimer Limited-Term Government Fund

FINANCIAL HIGHLIGHTS

                                                CLASS A
                                                --------------------------------------------------------------
                                                SIX MONTHS
                                                ENDED
                                                MARCH 31,           YEAR ENDED SEPTEMBER 30,
                                                1999 (UNAUDITED)    1998              1997            1996
============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $10.37               $10.30            $10.26         $10.44
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .31                  .67               .73            .75
Net realized and unrealized gain (loss)           (.14)                 .10               .03           (.19)
                                               -------              -------           -------        -------
Total income (loss) from investment
operations                                         .17                  .77               .76            .56

------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.31)                (.68)             (.71)          (.71)
Dividends in excess of net investment
income                                              --                 (.02)               --             --
Tax return of capital distribution                  --                   --              (.01)          (.03)
                                               -------              -------           -------        -------
Total dividends and distributions to
shareholders                                      (.31)                (.70)             (.72)          (.74)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $10.23               $10.37            $10.30         $10.26
                                               =======              =======           =======        =======
============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)               1.70%                7.70%             7.62%          5.54%

============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                $715,632             $634,677          $524,508       $436,889
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $670,454             $584,171          $443,514       $393,727
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             6.14%(5)             6.52%             7.13%          7.22%
Expenses(6)                                       0.86%(5)             0.82%             0.87%          0.87%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                          91%                 161%               68%            71%

1. For the period from January 26, 1998 (inception of offering) to September 30, 1998.

2. For the period from February 1, 1995 (inception of offering) to September 30, 1995.

3. Per share amounts calculated on the average shares outstanding during the period.

4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

                  20  Oppenheimer Limited-Term Government Fund

                                CLASS B
-----------------------------   -------------------------------------------------------------
                                SIX MONTHS
                                ENDED
                                MARCH 31,             YEAR ENDED SEPTEMBER 30,
1995            1994            1999 (UNAUDITED)      1998            1997           1996
=============================================================================================
  $10.40         $11.04         $10.37                 $10.30          $10.26          $10.44
---------------------------------------------------------------------------------------------

     .79            .72            .28                    .60             .66             .67
     .01           (.64)          (.14)                   .09             .02            (.19)
 -------        -------        -------                -------         -------         -------

     .80            .08            .14                    .69             .68             .48

---------------------------------------------------------------------------------------------
    (.76)          (.71)          (.28)                  (.60)           (.63)           (.63)

      --             --             --                   (.02)             --              --
      --           (.01)            --                     --            (.01)          (.03)
 -------        -------        -------                -------         -------         -------

    (.76)          (.72)          (.28)                  (.62)           (.64)          (.66)
---------------------------------------------------------------------------------------------
  $10.44         $10.40         $10.23                 $10.37          $10.30         $10.26
 =======        =======        =======                =======         =======         =======

=============================================================================================
    8.03%          0.74%          1.32%                  6.90%           6.82%          4.74%

=============================================================================================

$346,015       $227,858       $358,662               $277,381        $183,476       $160,572
---------------------------------------------------------------------------------------------
$274,313       $190,829       $320,099               $210,362        $171,496       $147,017
---------------------------------------------------------------------------------------------

    7.64%          6.74%          5.38%(5)               5.76%           6.39%          6.46%
    0.91%          0.99%          1.62%(5)               1.58%           1.62%          1.62%
---------------------------------------------------------------------------------------------
     261%           226%            91%                   161%             68%            71%

6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended March 31, 1999, were $1,403,686,920 and $1,351,649,549, respectively. Prior to the year ended September 30, 1995, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements

                  21  Oppenheimer Limited-Term Government Fund

                                                    CLASS B(CONTINUED)               CLASS C
                                                    ---------------------------------------------------------------
                                                                                     SIX MONTHS
                                                                                     ENDED              YEAR ENDED
                                                    YEAR ENDED SEPTEMBER 30,         MARCH 31,          SEPT. 30,
                                                    1995               1994          1999 (UNAUDITED)   1998
===================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                 $10.41           $11.06          $10.35              $10.29
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .71              .62             .28                 .59(3)
Net realized and unrealized gain (loss)                 .01             (.64)           (.14)                .09(3)
                                                -----------      -----------     -----------         -----------
Total income (loss) from investment
operations                                              .72             (.02)            .14                 .68

-------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.69)            (.62)           (.28)               (.61)
Dividends in excess of net investment
income                                                   --               --              --                (.01)
Tax return of capital distribution                       --             (.01)             --                  --
                                                -----------      -----------     -----------         -----------
Total dividends and distributions to
shareholders                                           (.69)            (.63)           (.28)               (.62)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $10.44           $10.41          $10.21              $10.35

===================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                    7.18%           (0.17)%          1.32%               6.81%
                                                ===========      ===========     ===========         ===========
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                     $121,178          $38,877        $191,881            $143,563
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $72,131          $15,801        $170,054            $100,604
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  6.80%            5.91%           5.37%(5)            5.73%
Expenses(6)                                            1.71%            1.79%           1.61%(5)            1.57%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                              261%             226%             91%                161%

1. For the period from January 26, 1998 (inception of offering) to September 30, 1998.

2. For the period from February 1, 1995 (inception of offering) to September 30, 1995.

3. Per share amounts calculated on the average shares outstanding during the period.

4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.


                  22 Oppenheimer Limited-Term Government Fund

                                                   CLASS Y
------------------------------                     ----------------------------
                                                   SIX MONTHS         PERIOD
                                                   ENDED              ENDED
                                                   MARCH 31,          SEPT. 30,
     1997             1996           1995(2)       1999 (UNAUDITED)   1998(1)
===============================================================================

     $10.25          $10.43          $10.32             $10.37           $10.33
-------------------------------------------------------------------------------

        .66             .66             .45                .35              .47
        .02            (.18)            .10               (.16)             .06
     ------          ------          ------             ------           ------

        .68             .48             .55                .19              .53

-------------------------------------------------------------------------------

       (.63)           (.63)           (.44)              (.33)            (.47)

         --              --              --                 --             (.02)
       (.01)           (.03)             --                 --               --
     ------          ------          ------             ------           ------

       (.64)           (.66)           (.44)              (.33)            (.49)
-------------------------------------------------------------------------------
     $10.29          $10.25          $10.43             $10.23           $10.37
     ======          ======          ======             ======           ======

===============================================================================
       6.83%           4.71%           5.47%              1.88%            5.30%

===============================================================================


    $73,559         $45,356         $14,569                 $1               $1
-------------------------------------------------------------------------------
    $57,506         $32,349         $ 6,112                 $1               $1
-------------------------------------------------------------------------------

       6.35%           6.34%           6.51%(5)           6.59%(5)         6.82%(5)
       1.62%           1.64%           1.80%(5)           0.42%(5)         0.43%(5)
--------------------------------------------------------------------------------
         68%             71%            261%                91%             161%

6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended March 31, 1999, were $1,403,686,920 and $1,351,649,549, respectively. Prior to the year ended September 30, 1995, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements



                  23 Oppenheimer Limited-Term Government Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.



                  24  Oppenheimer Limited-Term Government Fund

===============================================================================
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of March 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $88,586,125.

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                  25  Oppenheimer Limited-Term Government Fund

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class Y shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  26  Oppenheimer Limited-Term Government Fund

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             SIX MONTHS ENDED MARCH 31, 1999     YEAR ENDED SEPTEMBER 30, 1998
                             -------------------------------     ------------------------------
                             SHARES          AMOUNT              SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Class A:
Sold                         31,203,805      $321,753,480         46,472,235      $478,261,632
Dividends reinvested          1,585,042        16,327,902          2,895,623        29,794,401
Redeemed                    (24,039,967)     (247,911,859)       (39,072,434)     (401,989,832)
                           ------------      ------------       ------------     -------------
Net increase                  8,748,880$     $ 90,169,523         10,295,424      $106,066,201
                           ============      ============       ============     =============

----------------------------------------------------------------------------------------------
Class B:
Sold                         13,562,546      $139,864,414         14,069,222      $144,687,126
Dividends reinvested            603,999         6,218,721            871,211         8,965,350
Redeemed                     (5,851,348)      (60,325,883)        (5,997,157)      (61,656,380)
                           ------------      ------------       ------------     -------------
Net increase                  8,315,197$     $ 85,757,252          8,943,276      $ 91,996,096
                           ============      ============       ============     =============

----------------------------------------------------------------------------------------------
Class C:
Sold                          8,862,356      $ 91,267,815         11,346,525      $116,547,257
Dividends reinvested            337,350         3,469,255            448,545         4,607,623
Redeemed                     (4,277,335)      (44,026,730)        (5,077,978)      (52,110,708)
                           ------------      ------------       ------------     -------------
Net increase                  4,922,371      $ 50,710,340          6,717,092      $ 69,044,172
                           ============      ============       ============     =============

----------------------------------------------------------------------------------------------
Class Y:
Sold                                 --                --                 97      $      1,000
                           ------------      ------------       ------------     -------------
Net increase                         --                --                 97      $      1,000
                           ============      ============       ============     =============


===============================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of March 31, 1999, net unrealized depreciation on investments of $570,176 was composed of gross appreciation of $11,047,275, and gross depreciation of $11,617,451.


                  27  Oppenheimer Limited-Term Government Fund

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets of the Fund, 0.45% of the next $150 million, 0.425% of the next $250 million and 0.40% of average annual net assets in excess of $500 million. The Fund's management fee for the six months ended March 31, 1999, was 0.42% of average annual net assets for each class of shares.

     The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

     For the six months ended March 31, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $2,308,830, of which $513,387 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $722,241, $2,680,746 and $720,716, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $156,765 and $17,646, respectively. During the six months ended March 31, 1999, OFDI received contingent deferred sales charges of $190,333, $427,404 and $60,595, respectively, upon redemption of Class A, Class B and Class C shares as compensation for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1999, OFDI paid $59,139 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                  28  Oppenheimer Limited-Term Government Fund

===============================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1999, OFDI paid $9,549 and $11,734, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $1,346,083 and $611,714, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of March 31, 1999, OFDI had incurred excess distribution and servicing costs of $7,691,244 for Class B and $2,955,287 for Class C.

===============================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark-to-market for variation margin.


                  29  Oppenheimer Limited-Term Government Fund

===============================================================================
5. FUTURES CONTRACTS (CONTINUED)

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of March 31, 1999, the Fund had outstanding futures contracts as follows:

                                                      NUMBER OF    VALUATION AS OF  UNREALIZED
CONTRACT DESCRIPTION             EXPIRATION DATE      CONTRACTS    MARCH 31, 1999   APPRECIATION
------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------

U.S. Treasury Bonds, 10 yr.      6/99                 304          $34,865,000      $ 68,406
U.S. Treasury Bonds, 30 yr.      6/99                 381           45,934,313        22,938
U.S. Treasury Nts., 5 yr.        6/99                 248           27,636,500        56,531
                                                                                    --------

                                                                                    $147,875
                                                                                    ========



===============================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the six months ended March 31, 1999.


                  30  Oppenheimer Limited-Term Government Fund

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

===============================================================================
OFFICERS AND TRUSTEES      James C. Swain, Chairman and Chief Executive Officer
                           Bridget A. Macaskill, Trustee and President
                           Robert G. Avis, Trustee
                           William A. Baker, Trustee
                           Charles Conrad, Jr., Trustee
                           Jon S. Fossel, Trustee
                           Sam Freedman, Trustee
                           Raymond J. Kalinowski, Trustee
                           C. Howard Kast, Trustee
                           Robert M. Kirchner, Trustee
                           Ned M. Steel, Trustee
                           George C. Bowen, Trustee, Vice President,
                             Treasurer and Assistant Secretary
                           Andrew J. Donohue, Vice President and Secretary
                           John S. Kowalik, Vice President
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISOR         OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR                OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER   OppenheimerFunds Services
SERVICING AGENT

===============================================================================
CUSTODIAN OF               Citibank, N.A.
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT AUDITORS       Deloitte & Touche LLP

===============================================================================
LEGAL COUNSEL              Myer, Swanson, Adams & Wolf, P.C.

                           The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer Limited-Term Government Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Limited-Term Government Fund. For material information concerning the Fund, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



                  31  Oppenheimer Limited-Term Government Fund

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As an Oppenheimer fund shareholder, you have some special privileges. Whether
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      You can count on us whenever you need assistance. That's why the
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[OPPENHEIMERFUNDS LOGO]

RS0855.001.0399  May 28, 1999